Exhibit 99.2

Lottery.com Appoints Luc Vanhal, Global C-Suite Leader with Decades of Experience, as Chief Financial Officer

AUSTIN, Texas, Mar. 1, 2021 (GLOBE NEWSWIRE) -- Lottery.com (the “Company” or “Lottery.com”), a leading platform that allows its users to play the lottery online, announced today that Luc Vanhal has been appointed as the Company’s chief financial officer.

Since 1990, Vanhal has been providing executive leadership in the roles of chief financial officer, chief operating officer and president. In addition to being the chairman of several boards, he has also been a member of the compensation & audit committees for Interplay Entertainment Corp., a video game developer and publisher, and ViewSonic, a multinational electronics company.

As chief financial officer of the $3 billion consumer products division of The Walt Disney Company from 1990 to 1999, Vanhal led over 500 team members in planning, business development, financial reporting, accounting and acquisitions. Among many other highlights, from 2001 to 2004, he managed the development of World of Warcraft, which still has over five million paying subscribers, at Vivendi Universal Games.

Vanhal brings to Lottery.com years of experience in global executive management with an expertise in financial leadership. Not only does he have experience working in the gaming sector, Vanhal also brings his skills of navigating through highly regulated industries.

“I’m thrilled to attract such a talented and proven veteran in finance and accounting with great industry experience,” said Lottery.com CEO Tony DiMatteo. “We needed a strong candidate leading us through the upcoming transition to becoming a public company. Combine this with our aggressive expansion into new states and countries, which brings all new financial regulations to consider, and it was clear to us that Luc was the obvious choice.”

As CFO, Vanhal will lead Lottery.com’s global finance organization and will be responsible for accounting, treasury, financial planning and analysis. He will also play a crucial role in Lottery.com's global expansion plans, in both regulatory matters and acquisitions.

“I am very excited to join Lottery.com just as they are about to execute on their blue ocean strategy,” said Vanhal. “Lottery.com has recently seen significant and compelling growth trends and, based on the market share availability, they are just beginning. As we look towards the next few years of growth in store for Lottery.com, I can’t express how thrilled I am to be working with such great team members that are working diligently to ensure pristine execution. Working directly alongside such dedicated and driven leaders, I am confident we will accomplish tremendous growth and enhance value for our shareholders.”

On February 22, 2021, the Company entered into a definitive agreement with Trident Acquisitions Corp. (Nasdaq: TDACU, TDAC, TDACW) to become a publicly traded company on The Nasdaq Stock Market. Trident and the Company intend to publish an investor presentation relating to the proposed business combination in the coming weeks.

About Lottery.com

Lottery.com is an Austin, TX-based company enabling consumers to play state-sanctioned lottery games from their home or on the go in the US and internationally. The Company works closely with state regulators to advance the lottery industry, providing increased revenues and better regulatory capabilities, while capturing untapped market share, including millennial players. Lottery.com is also gamifying charitable giving to fundamentally change how nonprofits engage with their donors and raise funds. Through their WinTogether.org platform, they offer charitable donation sweepstakes to incentivize donors to take action by offering once in a lifetime experiences and large cash prizes.

Important Information and Where to Find it

In connection with the proposed business combination, Trident Acquisitions Corp. (“Trident”), expects to file a registration statement on Form S-4 (the “Registration Statement”) that will include a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) for the solicitation of proxies from Trident's shareholders. Additionally, Trident will file other relevant materials with the SEC in connection with the proposed business combination. Copies may be obtained free of charge at the SEC's web site at www.sec.gov. A definitive proxy statement will be mailed to Trident shareholders as of a record date to be established for voting on the proposed business combination. Investors and security holders of Trident are urged to read the Registration Statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination between Trident and Lottery.com, Trident and the Company’s ability to consummate the transactions, the benefits of the transactions, the Company’s estimated growth, operational and state expansion, and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Trident or the Company. In addition, the Company cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Trident or the Company following announcement of the proposed business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Trident, or other conditions to closing in the business combination agreement; (iv) the risk that the proposed business combination disrupts the Company’s current plans and operations as a result of the announcement of the transactions; (v) the Company’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of the Company’s business and the timing of expected business milestones; (viii) the Company’s dependence on obtaining and maintaining lottery retail licenses or consummating partnership agreements in various markets; (ix) the Company’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and the Company’s accounting staffing levels; (x) the effects of competition on the Company’s future business; (xi) risks related to the Company’s dependence on its intellectual property and the risk that the Company’s technology could have undetected defects or errors; (xii) changes in applicable laws or regulations; (xiii) the COVID-19 pandemic and its effect on the Company and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xvi) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Trident has filed and will file from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Trident’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Trident and its directors and officers may be deemed participants in the solicitation of proxies of Trident's shareholders in connection with the proposed business combination. Lottery.com and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Trident's executive officers and directors in the solicitation by reading Trident's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Proxy Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Trident's participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

Lottery.com Contact:

Cody Billingsley

(512) 537-5713

cody@lottery.com